Founder Preferred Shares Dividend Reserve	6 Months Ended
Jun. 30, 2019
Share Capital, Reserves and Other Equity Interest [Abstract]
Founder Preferred Shares Dividend Reserve
Share based compensation reserve

During 2015, the Company established a discretionary share award scheme, the Long-term Incentive Plan ("LTIP"), which enables the Company’s Compensation Committee to make grants (“Awards”) in the form of rights over ordinary shares, to any Director, Non-Executive Director or employee of the Company. The Compensation Committee currently awards grants to Senior Management, including those that are Directors and Non-Executive Directors.
All Awards are to be settled by physical delivery of shares.
Director and Senior Management Share Awards

As part of its long term incentive initiatives, the Company has awarded 4,422,899 restricted shares to the management team (the “Management Share Awards”) as of the following three award dates.

	January 1, 2016 Award	January 1, 2017 Award	January 1, 2018 Award	Total
Number of awards outstanding at January 1, 2019	3,025,953	1,015,000	583,700	4,624,653
Forfeitures in the period	(55,439)	(40,000)	(21,000)	(116,439)
Awards vested and issued in period	—	(85,315)	—	(85,315)
Number of awards outstanding at June 30, 2019	2,970,514	889,685	562,700	4,422,899

A revision in the first quarter 2019 to the January 1, 2016, 2017 and 2018 awards schemes occurred, resulting in changes to the EBITDA Performance Target Conditions, benchmark market share price targets and the timing of when the conditions vest. Relevant to each grant, the vesting of such awards is subject to the following performance conditions: up to one-half of such award will vest if the Company achieves one of a range of benchmark market share price performance targets over a revised four or five year period (the "Share Price Performance Condition") and up to one-half of such award will vest upon the Company achieving one of a range of cumulative EBITDA performance targets over a four-year period (the "EBITDA Performance Condition"). If the Share Price Performance Condition is satisfied, up to 50% of the shares subject to the Share Price Performance Condition will vest in the initial two-year period following the grant and up to 50% of the shares subject to the Share Price Performance Condition will vest over the subsequent two or three-year period following the grant, depending on the award.
•For the 2016 award, the initial two-year period is through to January 1, 2018 and the subsequent three-year period is through to January 1, 2021.
•For the 2017 award, the initial two-year period is through to January 1, 2019 and the subsequent two-year period is through to January 1, 2021.
•For the 2018 award, the initial two-year period is through to January 1, 2020 and the subsequent three-year period is through to January 1, 2023.
With respect to each such award, if the respective EBITDA Performance Condition is satisfied, up to 50% of such award subject to the EBITDA Performance Condition will vest on January 1, 2020, 2021 and 2022, respectively, as the case may be.
The incremental fair value granted as a result of the modifications made to the January 1, 2016 and 2017 awards was $9.9 million (€8.7 million), $1.1 million (€1.0 million), respectively. There was no incremental fair value on modification for the January 1, 2018 award.
In September 2018, 294,810 restricted shares granted as part of the 2016 Management Share Awards vested at a share price of $20.72, resulting in the issuance of 181,054 ordinary shares to participants in the LTIP in October 2018 (net of 113,756 ordinary shares held back from issue by the Company as settlement towards personal tax liabilities arising on the vested ordinary shares).
In January 2019, 85,315 restricted shares granted as part of the 2017 Management Share Awards vested at a share price of $17.11, resulting in the issuance of 51,932 ordinary shares to participants in the LTIP (net of 33,383 ordinary shares held back from issue by the Company as settlement towards personal tax liabilities arising on the vested ordinary shares).
The stock compensation charge reported within the Consolidated Statement of Profit or Loss for the three and six months ended June 30, 2019 related to the Director and Senior Management Share Awards is €3.6 million and €6.8 million (three and six months ended June 30, 2018: €3.8 million and €5.9 million).

The Company calculates the cost of the Management Share Awards based upon their fair value using the Monte Carlo Model, which is considered to be the most appropriate methodology considering the restricted shares only vest once the market performance conditions have been satisfied, as well as expected exercise period and the payment of dividends by the Company. Following the revision to the January 1, 2016, 2017 and 2018 awards schemes, the inputs and assumptions underlying the Monte Carlo models for all awards outstanding as of valuation date are now as follows:

	January 1, 2016 Award	January 1, 2017 Award	January 1, 2018 Award
Revised grant date price	$16.72	$16.72	$16.72
Exercise price	$—	$—	$—
Expected life of restricted share	1.00 – 2.00 years	2.00 years	1.5 – 4.00 years
Expected volatility of the share price	22.6%	22.6%	22.7%
Dividend yield expected	—%	—%	—%
Risk free rate	2.65%	2.65%	2.55%
Employee exit rate	6.0%	14.0%	14.0%
EBITDA Performance Target Conditions	93.0%	72.0%	35.0%

The expected volatility of the share price inputs above were estimated by referencing selected quoted companies which are considered to exhibit some degree of comparability with the Company, as the Company has only been listed for approximately four years.
Based on the revised assessment in the current period of fair value and the number of shares expected to vest, the total fair value in respect of the Restricted Shares are:

•	2016 award - $28.2 million (€24.7 million)

•	2017 award - $5.2 million (€4.6 million)

•	2018 award - $1.6 million (€1.3 million)
Non-Executive Director Restricted Share Awards

In accordance with the Board approved independent Non-Executive Director compensation guidelines, each independent Non-Executive Director is granted $100,000 of restricted shares annually on the date of the annual general meeting, valued at the closing market price for such shares on this date. The restricted shares vest on the earlier to occur of the date of the Company’s annual meeting of shareholders or thirteen months from the date of grant. On June 14, 2018, after the Company's annual general meeting of shareholders, the current Non-Executive Directors were granted a 44,272 restricted share award at a share price of $18.07.

The Non-Executive Directors restricted share awards identified above vested on June 14, 2019 and 32,167 shares were issued. Of the total 44,272 number of shares vesting, 12,105 shares were held back from issue by the Company as settlement towards personal tax liabilities arising on the vested shares.

On June 14, 2019 after the Company's annual meeting shareholders, the current Non-Executive Directors were granted 39,370 restricted stock awards at a share price of $20.32.

The total charge within the Statement of Consolidated Profit or Loss for the three and six months ended June 30, 2019 related to Non-Executive Directors stock compensation awards is €0.3 million and and €0.5 million, respectively. The total charge within the Statement of Consolidated Profit or Loss for the three and six months ended June 30, 2018 was €0.4 million and €0.5 million, respectively.
Share based compensation reserve

Total Share based compensation reserve
€m
Balance as of January 1, 2019	9.4
Non-Executive Director restricted share awards charge	0.4
Directors and Senior Management share awards charge - January 1, 2016	6.0
Directors and Senior Management share awards charge - January 1, 2017	0.7
Directors and Senior Management share awards charge - January 1, 2018	0.2
Shares issued upon vesting of 2017 Award	(1.3)
Vesting of Non-Executive Director restricted shares	(0.8)
Re-class of employer tax for Director and Senior Management share awards	0.4
Balance as of June 30, 2019	15.0

In many jurisdictions, tax authorities levy taxes on share-based payment transactions with employees that give rise to a personal tax liability for the employee. In some cases, the Company is required to withhold the tax due and to settle it with the tax authority on behalf of the employees. To fulfill this obligation, the terms of the Management Share Awards permit the Company to withhold the number of shares that are equal to the monetary value of the employee’s tax obligation from the total number of shares that otherwise would have been issued to the employee upon vesting. The monetary value of the employee’s tax obligation is recorded as a deduction from Share based compensation reserve for the shares withheld.
Founder Preferred Shares Dividend Reserve

Nomad has issued Founder Preferred Shares to its Founder Entities. Holders of the Founder Preferred Shares are entitled to receive annual dividend amounts subject to certain performance conditions (the “Founder Preferred Shares Annual Dividend Amount”).

The Founder Preferred Shares Annual Dividend Amount is structured to provide a dividend based on the future appreciation of the market value of the ordinary shares, thus aligning the interests of the Founders with those of the investors on a long term basis. The Preferred Shares Annual Dividend Amount is determined with reference to the Dividend Determination Period of a financial year, i.e. the last 10 consecutive trading days and calculated as 20% of the increase in the volume weighted average share price of the Company’s ordinary shares across the determination period compared to the highest price previously used in calculating the Founder Preferred Share Annual Dividend Amounts ($16.6516) multiplied by 140,220,619 shares (the “Preferred Share Dividend Equivalent”).

The conditions of the Founder Preferred Shares Annual Dividend Amount for 2018 were met and issued on January 2, 2019. The Company issued a share dividend of 171,092 ordinary shares calculated as 20% of the increase in the market price of our ordinary shares compared to 2017 dividend price of $16.6516 multiplied by Preferred Share Dividend Equivalent. The Dividend Price used to calculate the Annual Dividend Amount was $16.7538 (calculated based upon the volume weighted average price for the last ten consecutive trading days of 2018). Accordingly, the balance of the Founder Preferred Shares Dividend Reserve as at June 30, 2019 decreased to €370.1 million (December 31, 2018: €372.6 million).

The Founder Preferred Shares Annual Dividend Amount is paid for so long as the Founder Preferred Shares remain outstanding. The Founder Preferred Shares automatically convert on the last day of the seventh full financial year following completion of the acquisition of the Iglo Group or upon a change of control, unless in the case of a change of control, the independent Directors determine otherwise.

The amounts used for the purposes of calculating the Founder Preferred Shares Annual Dividend Amount and the Preferred Share Dividend Equivalent are subject to such adjustments for share splits, share dividends and certain other recapitalization events as the Directors in their absolute discretion determine to be fair and reasonable in the event of a consolidation or sub-division of the ordinary shares in issue, as determined in accordance with Nomad’s Memorandum and Articles of Association.